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                                                                    EXHIBIT 31.2

                                  CERTIFICATION

I, Carrie E. Carlander, certify that:

1. I have reviewed this annual report on Form 10-KSB of ADVENTRX
Pharmaceuticals, Inc., as amended by Amendment No.1 thereto;

2. Based on my knowledge, this annual report, as amended by Amendment No.1 thereto, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3. *

4. *

5. *

Date: August 11, 2005

                                          By: /s/ CARRIE E.
                                              CARLANDER
                                              -----------------------
                                              Carrie E. Carlander
                                              Chief Financial Officer

* Response omitted per Question 4 in "Division of Corporation Finance:
Sarbanes-Oxley Act of 2002 - Frequently Asked Questions" November 8, 2002 (revised November 14, 2002) and n. 154 to Release 34-47986 (June 5, 2003).